Filed Pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated July 16, 2013
to
Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in our common shares.

Management’s Discussion and Analysis of Financial Condition and Results of Operations
Senior Securities

This supplement supplements and amends the sections of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” and “Senior Securities” by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

Natixis Credit Facility

On July 11, 2013, our newly formed, wholly-owned, special-purpose financing subsidiary, Energy Funding LLC, or Energy Funding, entered into a revolving credit facility, or the Natixis facility, with Natixis, New York Branch, or Natixis, as administrative agent and lender, Wells Fargo Bank, National Association, as collateral agent and custodian, and the other lenders from time to time party thereto. The Natixis facility provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

We may contribute cash or debt securities to Energy Funding from time to time, subject to certain restrictions set forth in the Natixis facility, and will retain a residual interest in any assets contributed through our ownership of Energy Funding or will receive fair market value for any debt securities sold to Energy Funding. Energy Funding may purchase additional debt securities from various sources. Energy Funding has appointed us to manage its portfolio of debt securities pursuant to the terms of a collateral management agreement. Energy Funding’s obligations to the lenders under the Natixis facility are secured by a first priority security interest in substantially all of the assets of Energy Funding, including its portfolio of debt securities. The obligations of Energy Funding under the Natixis facility are non-recourse to us.

Borrowings under the Natixis facility accrue interest at a rate equal to the three-month LIBOR plus 2.40% per annum. Interest is payable quarterly in arrears. Borrowings under the Natixis facility are subject to compliance with, among other things, an overcollateralization ratio test with respect to the current value of Energy Funding’s portfolio, an interest coverage ratio test with respect to the payments due under the Natixis facility and eligibility criteria with respect to the initial acquisition of each debt security in Energy Funding’s portfolio.

Energy Funding will be required to pay a non-usage fee to the extent the aggregate principal amount available under the Natixis facility has not been borrowed. Any amounts borrowed under the Natixis facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 11, 2023. Energy Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Natixis facility.

In connection with the Natixis facility, Energy Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Natixis facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within five business days of when due; (b) Energy Funding becoming an investment company required to be registered under the1940 Act; (c) certain events of insolvency or bankruptcy of Energy Funding; (d) our resignation or removal as Energy Funding’s collateral manager; (e) FS Advisor or any replacement thereof approved in writing by the majority lenders no longer serving as our investment adviser; and (f) GSO or any replacement thereof approved in writing by the majority lenders no longer serving as our investment sub-adviser.  Upon the occurrence of an event of default, the majority lenders or Natixis (acting at the discretion of the majority lenders) may declare the outstanding principal and interest and all other amounts owing under the Natixis facility immediately due and payable. During the continuation of an event of default, Energy Funding must pay interest at a default rate.

Borrowings of Energy Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.